UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22156

Millennium Investment & Acquisition Company Inc.

(Exact name of registrant as specified in charter)

301 Winding Road, Suite 46C, Old Bethpage, NY11804

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 212 750-0371

Date of fiscal year end: 12/31

Date of reporting period: 09/30/20

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 350

Item 1. Schedule of Investments.

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

PORTFOLIO OF INVESTMENTS

September 30, 2020

	Shares	Value
India — 31.93%
Financials —31.93%
Private placement -31.93%
SMC Global Securities LTD (cost $25,905,057) (2)	8,804,690	$4,875,412

United States —56.81%
Materials —56.81%
Controlled Investment
Millennium HI Carbon, LLC (cost $6,683,791) (1)	N/A	6,683,791
Secured Loan - Millennium HI Carbon, LLC (cost $1,989,626) (1)		1,989,626

Total Investments —88.75% (cost $34,578,474)		13,548,829

Cash and other assets, less liabilities —11.25%		1,717,899

NET ASSETS - 100.00%		$15,266,728

Notes:

(1)	Represents a controlled investment based on greater than 10% ownership as of September 30, 2020
(2)	Affiliate

The following is a summary of significant accounting policies followed by the Company in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

(a) Valuation of Investments

Fair Value of Financial Instruments—The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by the Company’s Board pursuant to procedures approved by our Board. Except as otherwise specifically provided in the valuation procedures the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global, at fair value as determined in good faith in accordance with the valuation procedures approved by our Board. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

For all securities held by the Company, when market quotations or other information used in valuing such securities are not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of a third-party valuation firm to assist in the pricing of the security. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of portfolio of investments at September 30, 2020.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2020 for the Company’s investments measured at fair value:

	Level 1	Level 2	Level 3	Total

SMC Global Securities LTD	$-	$-	$4,875,412	$4,875,412
Secured Loan - Millennium HI Carbon, LLC	$-	$-	$1,989,626	$1,989,626
Millennium HI Carbon, LLC	$-	$-	$6,683,791	$6,683,791
Total	$-	$-	$13,548,829	$13,548,829

There were no transfers into or out of Level 1 and Level 2 during the period. It is the Company’s policy to record transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable (Level 3) were used in determining fair value:

	SMC Global	Millennium
	Securities LTD	HI Carbon, LLC	Total
Beginning balance	$4,875,412	$8,438,417	$13,313,829
Purchases/Sales	-	235,000	235,000
Ending Balance	$4,875,412	$8,673,417	$13,548,829

In valuing its investment in SMC Global, the Company uses a valuation model, in addition to the previously disclosed valuation factors, which considers revenue, earnings and book value multiples of comparable companies as well as transactions with respect to similar securities.

The following presents quantitative information about the significant unobservable inputs used in the fair value measurement for the Company’s Level 3 investments as of September 30, 2020:

SMC Global Securities LTD

Valuation Techniques	Unobservable Input	Assumptions

Prior Transaction Analysis	Transaction Price	$1.06
Market Comparable Companies	Book Value Multiple	1.1	x
	Revenue Multiple	10.5	x
	Risk Free Rate	1.62%
	Maturity	3 years
	Volatility	45%
	Market Discount	10%

Millennium HI Carbon, LLC

Valuation Techniques	Unobservable Input	Assumptions

Probability Weighted Expected Return	Going Concern Probability	25%
	Continuing Operations Probability	75%
Recovery Proceeds	Orderly asset liquidation proceeds	$6	M
Discounted Cash Flow	Cumulative Probabliity Adjustment	75%
	Weighed Average Cost of Capital	10%
	Perpetual Growth Rate	3%
	Market Discount	33%

Item 2. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-Q, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-Q is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Millennium Investment & Acquisition Company Inc.

By	(Signature and Title)
/s/ David H. Lesser

David H. Lesser, CEO, Secretary and Treasurer

Date	11/13/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)
/s/ David H. Lesser

David H. Lesser, CEO, Secretary and Treasurer

Date	11/13/20